Net Financial Income and Costs	12 Months Ended
Dec. 31, 2017
Net Financial Income and Costs
Net Financial income and costs

10. Net Financial Income and Costs

An analysis of financial income and financial costs is as follows:

	For the year ended December 31,
	2015	2016	2017
Financial income
Financial income	35	205	998

Total financial income	35	205	998

Financial costs
Amortization of deferred loan issuance costs	4,398	11,252	6,180
Interest expense on loans	30,823	37,284	46,486
Commitment fees	14	674	632
Other financial costs	270	369	304

Total financial costs	35,505	49,579	53,602

During the year ended December 31, 2016, an amount of $5,637 representing the write-off of the unamortized deferred loan issuance costs in connection with the repayment of the loan agreement of GAS-seven Ltd. and GAS-eight Ltd. on July 25, 2016 (Note 6) is included in Amortization of deferred loan issuance costs.